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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                        August 10, 2001 (August 5, 2001)



                         PATRIOT SCIENTIFIC CORPORATION
             (Exact name of registrant as specified in its charter)


             Delaware                   0-22182              84-1070278
  (State or other jurisdiction of     (Commission      (I.R.S. Empl. Ident. No.)
  incorporation or organization)       File Number)


           10989 Via Frontera, San Diego, California           92127
           (Address of principal executive offices)         (Zip Code)

                                 (858) 674-5000
              (Registrant's telephone number, including area code)








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ITEM 5.         OTHER EVENTS

     On August 5, 2001, Patriot Scientific Corporation (the "Company") appointed Donald Bernier as Chairman of the Board of Directors and Chief Executive Officer, appointed Lowell W. Giffhorn, Miklos B. Korodi, and Serge J. Miller to jointly hold the position of President, and appointed Carlton M. Johnson, Jr. to the Board of Directors. Mr. Bernier has been a director of the Company since 1995 and is the owner and President of Compunetics Incorporated, a Troy, Michigan- based electronics firm. Giffhorn, Korodi and Miller have been officers of the Company and will continue to fulfill their previous duties in addition to the functions of the President. Johnson is an in-house counsel for Swartz Institutional Finance of Atlanta, GA.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

                       (c)    Exhibits

                       99.9  Press Release of the Company dated August 6, 2001.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PATRIOT SCIENTIFIC CORPORATION


Dated:  August 10, 2001              By:  LOWELL W. GIFFHORN
                                          Lowell W. Giffhorn
                                          Exec. V.P. and Chief Financial Officer
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                               INDEX TO EXHIBITS


Exhibit      Item                                                Page

99.9         Press Release of the Company dated August 6, 2001   Filed herewith.